AMENDMENT AGREEMENT
TO EMPLOYMENT CONTRACT

THIS AGREEMENT dated effective as of the 16th day of August, 2006.

BETWEEN:	CLYVIA TECHNOLOGY GMBH, a German limited liability
company having an office at Friedrich List Allee 10, 41488
Wegberg-Wildenrath, Germany
(hereinafter called the ”Employer”)

OF THE FIRST PART

AND:	DIETER WAGELS of Kogenbroich 20, 52511 Geilenkirchen, Germany
(hereinafter called the “Employee”)

OF THE SECOND PART

AND:	CLYVIA INC., a Nevada corporation having an office at 1480
Gulf Road, Suite 204, Point Roberts, Washington, USA
(hereinafter called the “Company”)

OF THE SECOND PART

WHEREAS:

A.	On or about November 24, 2005, the Employer and the Employee entered into an employment contract (the “Employment Contract”), pursuant to which the Employee agreed to act as the Managing Director of the Employer;

B.	Under the Employment Contract, in exchange for the Employee agreeing to act as the Managing Director of the Employer, the Employer agreed to pay the Employee a monthly gross salary of EUR 2,300 and a management bonus in the amount of 1.5% of the selling price for each recycling/fuel processing system sold by the Employer (the “Management Bonus”);

C.	The Employer is the wholly owned subsidiary of the Company;

D.	The Company has adopted a 2006 Stock Option Plan (the “Plan”);

E.	The parties wish to amend the terms of the Employment Contract in the manner provided for in this Amendment Agreement,

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	The Employment Contract shall be amended by canceling and deleting any and all provisions relating to the Management Bonus.

2.	The Company shall issue to the Employee Non-Qualified Stock Options (as that term is defined in the Plan) (the “Options”) to acquire an aggregate of 1,000,000 shares of the Company’s common stock under the Plan. The Company will grant the Options to the Employee at an exercise price equal $1.00 per share and for a term expiring 5 years from the date the options are granted.

3.	This Amendment Agreement may be executed in one or more counterparts, which, together, shall form one and the same instrument.

4.	Time shall be of the essence of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

/s/ Dieter Wagels

DIETER WAGELS

CLYVIA TECHNOLOGY GMBH
by its authorized signatory

/s/ Manfred Sappok

Signature of Authorized Signatory

Manfred Sappok,
Managing Director

CLYVIA INC.
by its authorized signatory

/s/ Walter P.W. Notter

Signature of Authorized Signatory

Walter P.W. Notter,
President and Chief Executive Offficer